As filed with the Securities and Exchange Commission on September 18, 2012

Registration Nos. 333-169315, 333-169315-01, 333-169315-02, 333-169315-03,
333-169315-04, 333-169315-05, 333-169315-06, 333-169315-07

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________

POST-EFFECTIVE AMENDMENT NO. 3
TO
FORM S-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
_____________________

Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.
ENTERGY CORPORATION (a Delaware corporation) 639 Loyola Avenue New Orleans, Louisiana 70113 Telephone (504) 576-4000 72-1229752	ENTERGY MISSISSIPPI, INC. (a Mississippi corporation) 308 East Pearl Street Jackson, Mississippi 39201 Telephone (601) 368-5000 64-0205830
ENTERGY ARKANSAS, INC. (an Arkansas corporation) 425 West Capitol Avenue Little Rock, Arkansas 72201 Telephone (501) 377-4000 71-0005900	ENTERGY NEW ORLEANS, INC. (a Louisiana corporation) 1600 Perdido Street New Orleans, Louisiana 70112 Telephone (504) 670-3700 72-0273040
ENTERGY GULF STATES LOUISIANA, L.L.C. (a Louisiana limited liability company) 446 North Boulevard Baton Rouge, Louisiana 70802 Telephone (800) 368-3749 74-0662730	ENTERGY TEXAS, INC. (a Texas corporation) 350 Pine Street Beaumont, Texas 77701 Telephone (409) 981-2000 61-1435798
ENTERGY LOUISIANA, LLC (a Texas limited liability company) 446 North Boulevard Baton Rouge, Louisiana 70802 Telephone (800) 368-3749 75-3206126	SYSTEM ENERGY RESOURCES, INC. (an Arkansas corporation) Echelon One 1340 Echelon Parkway Jackson, Mississippi 39213 Telephone (601) 368-5000 72-0752777

_____________________

DAWN A. BALASH, ESQ. MARK G. OTTS, ESQ.	ALYSON M. MOUNT	JOHN T. HOOD, ESQ.
Senior Counsel--Corporate and Securities	Senior Vice President and Chief Accounting Officer	Partner
Entergy Services, Inc.	Entergy Corporation	Morgan, Lewis & Bockius LLP
639 Loyola Avenue	639 Loyola Avenue	101 Park Avenue
New Orleans, Louisiana 70113	New Orleans, Louisiana 70113	New York, New York 10178
(504) 576-6755 (Ms. Balash) (504) 576-5228 (Mr. Otts)	(504) 576-5035	(212) 309-6281
(Names, addresses, including zip codes, and telephone numbers, including area codes, of agents for service)
_____________________

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of the Registration Statement as determined by market conditions and other factors.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [  ]

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [  ]

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [  ]

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. [X]

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. [ ]

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

	Large Accelerated Filer	Accelerated Filer	Non-Accelerated Filer	Smaller Reporting Company
Entergy Corporation	Ö
Entergy Arkansas, Inc.			Ö
Entergy Gulf States Louisiana, L.L.C.			Ö
Entergy Louisiana, LLC			Ö
Entergy Mississippi, Inc.			Ö
Entergy New Orleans, Inc.			Ö
Entergy Texas, Inc.			Ö
System Energy Resources, Inc.			Ö

EXPLANATORY NOTE

This Post-Effective Amendment No. 3 (this “Post-Effective Amendment No. 3”) to the Registration Statement on Form S-3 initially filed on September 10, 2010 by Entergy Corporation (as amended by Post-Effective Amendment No. 1 to such Registration Statement filed on September 20, 2010 (which added Entergy Arkansas, Inc. (“EAI”), Entergy Gulf States Louisiana, L.L.C. (“EGSL”) and Entergy Louisiana, LLC (“ELL”), each a majority-owned subsidiary of Entergy Corporation, as additional registrants), as further amended by Post-Effective Amendment No. 2 filed on March 4, 2011 (which added Entergy Mississippi, Inc. (“EMI”), Entergy New Orleans, Inc. (“ENOI”), Entergy Texas, Inc. (“ETI”), and System Energy Resources, Inc. (“SERI”), also each a majority-owned subsidiary of Entergy Corporation, as additional registrants), and as further amended by this Post-Effective Amendment No. 3, the “Registration Statement”) is being filed solely to file Exhibit 4.42 to the Registration Statement in respect of offerings of first mortgage bonds by SERI.

No changes are being made hereby to Part I or to Items 14, 15 and 17 of Part II of the Registration Statement, all of which remain a part of the Registration Statement.  The only change to the Registration Statement is the restatement of exhibits attached hereto pursuant to Item 16.  Accordingly, Part I and Items 14, 15 and 17 of Part II are not included in this Post-Effective Amendment No. 3.  Pursuant to Rule 462(e) under the Securities Act of 1933, this Post-Effective Amendment No. 3 shall become effective immediately upon filing with the Securities and Exchange Commission.

The Registration Statement is separately filed by Entergy Corporation, EAI, EGSL, ELL, EMI, ENOI, ETI and SERI on a combined basis.  As to each registrant, the Registration Statement consists solely of the prospectus of such registrant (including the documents incorporated therein by reference) and the information set forth in Part II of the Registration Statement that is applicable to such registrant.  No registrant makes any representation as to the information relating to the other registrants, except to the extent that such information is included in the portion of the Registration Statement relating to such registrant.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits.

See the Exhibit Index at the end of this registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Entergy Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on September 17, 2012.

ENTERGY CORPORATION

By:	/s/ Steven C. McNeal
Steven C. McNeal Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 3 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*
J. Wayne Leonard	Chairman of the Board and Chief Executive Officer (Principal Executive Officer)	September 17, 2012

*
Leo P. Denault	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	September 17, 2012

/s/ Alyson M. Mount
Alyson M. Mount	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	September 17, 2012

*
Maureen Scannell Bateman	Director	September 17, 2012

*
Gary W. Edwards	Director	September 17, 2012

*
Alexis M. Herman	Director	September 17, 2012

*
Donald C. Hintz	Director	September 17, 2012

*
Stuart L. Levenick	Director	September 17, 2012

*
Blanche Lambert Lincoln	Director	September 17, 2012

*
Stewart C. Myers	Director	September 17, 2012

*
William A. Percy, II	Director	September 17, 2012

*
W.J. “Billy” Tauzin	Director	September 17, 2012

*
Steven V. Wilkinson	Director	September 17, 2012

* By: /s/ Steven C. McNeal
          Steven C. McNeal
          Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Entergy Arkansas, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on September 17, 2012.

ENTERGY ARKANSAS, INC.

By:	/s/ Steven C. McNeal
Steven C. McNeal Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 3 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*
Hugh T. McDonald	Chairman of the Board, President, and Chief Executive Officer (Principal Executive Officer)	September 17, 2012

/s/ Alyson M. Mount
Alyson M. Mount	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer and acting Principal Financial Officer)	September 17, 2012

Theodore H. Bunting, Jr.	Director	September 17, 2012

*
Leo P. Denault	Director	September 17, 2012

*
Mark T. Savoff	Director	September 17, 2012

* By: /s/ Steven C. McNeal
          Steven C. McNeal
          Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Entergy Gulf States Louisiana, L.L.C. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on September 17, 2012.

ENTERGY GULF STATES LOUISIANA, L.L.C.

By:	/s/ Steven C. McNeal
Steven C. McNeal Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 3 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*
William M. Mohl	Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer)	September 17, 2012

/s/ Alyson M. Mount
Alyson M. Mount	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer and acting Principal Financial Officer)	September 17, 2012

Theodore H. Bunting, Jr.	Director	September 17, 2012

*
Leo P. Denault	Director	September 17, 2012

*
Mark T. Savoff	Director	September 17, 2012

* By: /s/ Steven C. McNeal
          Steven C. McNeal
          Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Entergy Louisiana, LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on September 17, 2012.

ENTERGY LOUISIANA, LLC

By:	/s/ Steven C. McNeal
Steven C. McNeal Vice President and Treasurer

            Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 3 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*
William M. Mohl	Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer)	September 17, 2012

/s/ Alyson M. Mount
Alyson M. Mount	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer and acting Principal Financial Officer)	September 17, 2012

Theodore H. Bunting, Jr.	Director	September 17, 2012

*
Leo P. Denault	Director	September 17, 2012

*
Mark T. Savoff	Director	September 17, 2012

* By: /s/ Steven C. McNeal
          Steven C. McNeal
          Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Entergy Mississippi, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on September 17, 2012.

ENTERGY MISSISSIPPI, INC.

By:	/s/ Steven C. McNeal
Steven C. McNeal Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 3 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*
Haley R. Fisackerly	Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer)	September 17, 2011

/s/ Alyson M. Mount
Alyson M. Mount	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer and acting Principal Financial Officer)	September 17, 2012

Theodore H. Bunting, Jr.	Director	September 17, 2012

*
Leo P. Denault	Director	September 17, 2012

*
Mark T. Savoff	Director	September 17, 2012

* By: /s/ Steven C. McNeal Steven C. McNeal Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Entergy New Orleans, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on September 17, 2012.

ENTERGY NEW ORLEANS, INC.

By:	/s/ Steven C. McNeal
Steven C. McNeal Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 3 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*
Charles L. Rice, Jr.	Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer)	September 17, 2012

/s/ Alyson M. Mount
Alyson M. Mount	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer and acting Principal Financial Officer)	September 17, 2012

Theodore H. Bunting, Jr.	Director	September 17, 2012

*
Leo P. Denault	Director	September 17, 2012

*
Mark T. Savoff	Director	September 17, 2012

* By: /s/ Steven C. McNeal Steven C. McNeal Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Entergy Texas, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on September 17, 2012.

ENTERGY TEXAS, INC.

By:	/s/ Steven C. McNeal
Steven C. McNeal Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 3 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*
Sallie T. Rainer	Chair of the Board, President and Chief Executive Officer (Principal Executive Officer)	September 17, 2011

/s/ Alyson M. Mount
Alyson M. Mount	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer and acting Principal Financial Officer)	September 17, 2012

Theodore H. Bunting, Jr.	Director	September 17, 2012

*
Leo P. Denault	Director	September 17, 2012

*
Mark T. Savoff	Director	September 17, 2012

* By: /s/ Steven C. McNeal Steven C. McNeal Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, System Energy Resources, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New Orleans, State of Louisiana, on September 17, 2012.

SYSTEM ENERGY RESOURCES, INC.

By:	/s/ Steven C. McNeal
Steven C. McNeal Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 3 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*
John T. Herron	Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer)	September 17, 2011

/s/ Alyson M. Mount
Alyson M. Mount	Senior Vice President and Chief Accounting Officer (Principal Accounting Officer)	September 17, 2012

*
Wanda C. Curry	Vice President, Chief Financial Officer – Nuclear Operations (Principal Financial Officer)	September 17, 2011

*
Leo P. Denault	Director	September 17, 2012

/s/ Steven C. McNeal
Steven C. McNeal	Director	September 17, 2012

* By: /s/ Steven C. McNeal Steven C. McNeal Attorney-in-Fact

EXHIBIT INDEX

Number	Description of Exhibit
*1.01	Form of Underwriting Agreement relating to the Entergy Corporation debt securities.
*1.02	Form of Underwriting Agreement relating to the Entergy Arkansas, Inc. first mortgage bonds.
*1.03	Form of Underwriting Agreement relating to the Entergy Gulf States Louisiana, L.L.C. first mortgage bonds.
*1.04	Form of Underwriting Agreement relating to the Entergy Louisiana, LLC first mortgage bonds.
*1.05
Form of Underwriting Agreement relating to the Entergy Mississippi, Inc. first mortgage bonds (filed as Exhibit 1.01 to Entergy Mississippi, Inc.’s Registration Statement on Form S-3, Registration No. 333-159164).

*1.06
Form of Underwriting Agreement relating to the Entergy New Orleans, Inc. first mortgage bonds (filed as Exhibit 1.01 to Entergy New Orleans, Inc.’s Registration Statement on Form S-3, Registration No. 333-155584).

*1.07
Form of Underwriting Agreement relating to the Entergy Texas, Inc. first mortgage bonds (filed as Exhibit 1.01 to Entergy Texas, Inc.’s Registration Statement on Form S-3, Registration No. 333-153442).

*1.08
Form of Underwriting Agreement relating to the System Energy Resources, Inc. first mortgage bonds (filed as Exhibit 1.01 to System Energy Resources, Inc.’s Registration Statement on Form S-3, Registration No. 333-156718).

*4.01
Indenture of Entergy Corporation (for Unsecured Debt Securities), dated as of September 1, 2010 (filed as Exhibit 4.01 to Entergy Corporation’s Current Report on Form 8-K dated September 13, 2010, File No. 001-11299).

*4.02
Officer’s Certificate establishing the terms of Entergy Corporation’s 3.625% Senior Notes (filed as Exhibit 4.02(a) to Entergy Corporation’s Current Report on Form 8-K dated September 13, 2010, File No. 001-11299).

*4.03
Officer’s Certificate establishing the terms of Entergy Corporation’s 5.125% Senior Notes (filed as Exhibit 4.02(b) to Entergy Corporation’s Current Report on Form 8-K dated September 13, 2010, File No. 001-11299).

*4.04
Mortgage and Deed of Trust of Entergy Arkansas, Inc., dated as of October 1, 1944, as amended by seventy Supplemental Indentures (7(d) in 2-5463 (Mortgage); 7(b) in 2-7121 (First); 7(c) in 2-7605 (Second); 7(d) in 2-8100 (Third); 7(a)-4 in 2-8482 (Fourth); 7(a)-5 in 2-9149 (Fifth); 4(a)-6 in 2-9789 (Sixth); 4(a)-7 in 2-10261 (Seventh); 4(a)-8 in 2-11043 (Eighth); 2(b)-9 in 2-11468 (Ninth); 2(b)-10 in 2-15767 (Tenth); D in 70-3952 (Eleventh); D in 70-4099 (Twelfth); 4(d) in 2-23185 (Thirteenth); 2(c) in 2-24414 (Fourteenth); 2(c) in 2-25913 (Fifteenth); 2(c) in 2-28869 (Sixteenth); 2(d) in 2-28869 (Seventeenth); 2(c) in 2-35107 (Eighteenth); 2(d) in 2-36646 (Nineteenth); 2(c) in 2-39253 (Twentieth); 2(c) in 2-41080 (Twenty-first); C-1 to Rule 24 Certificate in 70-5151 (Twenty-second); C-1 to Rule 24 Certificate in 70-5257 (Twenty-third); C to Rule 24 Certificate in 70-5343 (Twenty-fourth); C-1 to Rule 24 Certificate in 70-5404 (Twenty-fifth); C to Rule 24 Certificate in 70-5502 (Twenty-sixth); C-1 to Rule 24 Certificate in 70-5556 (Twenty-seventh); C-1 to Rule 24 Certificate in 70-5693 (Twenty-eighth); C-1 to Rule 24 Certificate in 70-6078 (Twenty-ninth); C-1 to Rule 24 Certificate in 70-6174 (Thirtieth); C-1 to Rule 24 Certificate in 70-6246 (Thirty-first); C-1 to Rule 24 Certificate in 70-6498 (Thirty-second); A-4b-2 to Rule 24 Certificate in 70-6326 (Thirty-third); C-1 to Rule 24 Certificate in 70-6607 (Thirty-fourth); C-1 to Rule 24 Certificate in 70-6650 (Thirty-fifth); C-1 to Rule 24 Certificate dated December 1, 1982 in 70-6774 (Thirty-sixth); C-1 to Rule 24 Certificate dated February 17, 1983 in 70-6774 (Thirty-seventh); A-2(a) to Rule 24 Certificate dated December 5, 1984 in 70-6858 (Thirty-eighth); A-3(a) to Rule 24 Certificate in 70-7127 (Thirty-ninth); A-7 to Rule 24 Certificate in 70-7068 (Fortieth); A-8(b) to Rule 24 Certificate dated July 6, 1989 in 70-7346 (Forty-first); A-8(c) to Rule 24 Certificate dated February 1, 1990 in 70-7346 (Forty-second); 4 to Form 10-Q for the quarter ended September 30, 1990 in 1-10764 (Forty-third); A-2(a) to Rule 24 Certificate dated November 30, 1990 in 70-7802 (Forty-fourth); A-2(b) to Rule 24 Certificate dated January 24, 1991 in 70-7802 (Forty-fifth); 4(d)(2) in 33-54298 (Forty-sixth); 4(c)(2) to Form 10-K for the year ended December 31, 1992 in 1-10764 (Forty-seventh); 4(b) to Form 10-Q for the quarter ended June 30, 1993 in 1-10764 (Forty-eighth); 4(c) to Form 10-Q for the quarter ended June 30, 1993 in 1-10764 (Forty-ninth); 4(b) to Form 10-Q for the quarter ended September 30, 1993 in 1-10764 (Fiftieth); 4(c) to Form 10-Q for the quarter ended September 30, 1993 in 1-10764 (Fifty-first); 4(a) to Form 10-Q for the quarter ended June 30, 1994 in 1-10764 (Fifty-second); C-2 to Form U5S for the year ended December 31, 1995 (Fifty-third); C-2(a) to Form U5S for the year ended December 31, 1996 (Fifty-fourth); 4(a) to Form 10-Q for the quarter ended March 31, 2000 in 1-10764 (Fifty-fifth); 4(a) to Form 10-Q for the quarter ended September 30, 2001 in 1-10764 (Fifty-sixth); C-2(a) to Form U5S for the year ended December 31, 2001 (Fifty-seventh); 4(c)1 to Form 10-K for the year December 31, 2002 in 1-10764 (Fifty-eighth); 4(a) to Form 10-Q for the quarter ended June 30, 2003 in 1-10764 (Fifty-ninth); 4(f) to Form 10-Q for the quarter ended June 30, 2003 in 1-10764 (Sixtieth); 4(h) to Form 10-Q for the quarter ended June 30, 2003 in 1-10764 (Sixty-first); 4(e) to Form 10-Q for the quarter ended September 30, 2004 in 1-10764 (Sixty-second); 4(c)1 to Form 10-K for the year December 31, 2004 in 1-10764 (Sixty-third); C-2(a) to Form U5S for the year ended December 31, 2004 (Sixty-fourth); 4(c) to Form 10-Q for the quarter ended June 30, 2005 in 1-10764 (Sixty-fifth);  4(a) to Form 10-Q for the quarter ended June 30, 2005 in 1-10764 (Sixty-sixth); 4(b) to Form 10-Q for the quarter ended June 30, 2008 in 1-10764 (Sixty-seventh); 4(c)1 to Form 10-K for the year ended December 31, 2008 in 1-10764 (Sixty-eighth); 4.06 to Form 8-K dated October 8, 2010 in 1-10764 (Sixty-ninth); and 4.06 to Form 8-K dated November 12, 2010 in 1-10764 (Seventieth)).

*4.05
Indenture of Mortgage of Entergy Gulf States Louisiana, L.L.C., dated September 1, 1926, as amended by eighty Supplemental Indentures (B-a-I-1 in Registration No. 3-2449 (Mortgage); 7-A-9 in Registration No. 3-6893 (Seventh); B to Form 8-K dated September 1, 1959 (Eighteenth); B to Form 8-K dated February 1, 1966 (Twenty-second); B to Form 8-K dated March 1, 1967 (Twenty-third); C to Form 8-K dated March 1, 1968 (Twenty-fourth); B to Form 8-K dated November 1, 1968 (Twenty-fifth); B to Form 8-K dated April 1, 1969 (Twenty-sixth); 2-A-8 in Registration No. 3-66612 (Thirty-eighth); 4-2 to Form 10-K for the year ended December 31, 1984 in 1-27031 (Forty-eighth); 4-2 to Form 10-K for the year ended December 31, 1988 in 1-27031 (Fifty-second); 4 to Form 10-K for the year ended December 31, 1991 in 1-27031 (Fifty-third); 4 to Form 8-K dated July 29, 1992 in 1-27031 (Fifth-fourth); 4 to Form 10-K dated December 31, 1992 in 1-27031 (Fifty-fifth); 4 to Form 10-Q for the quarter ended March 31, 1993 in 1-27031 (Fifty-sixth); 4-2 to Amendment No. 9 to Registration No. 3-76551 (Fifty-seventh); 4(b) to Form 10-Q for the quarter ended March 31,1999 in 1-27031 (Fifty-eighth); A-2(a) to Rule 24 Certificate dated June 23, 2000 in 70-8721 (Fifty-ninth); A-2(a) to Rule 24 Certificate dated September 10, 2001 in 70-9751 (Sixtieth); A-2(b) to Rule 24 Certificate dated November 18, 2002 in 70-9751 (Sixty-first); A-2(c) to Rule 24 Certificate dated December 6, 2002 in 70-9751 (Sixty-second); A-2(d) to Rule 24 Certificate dated June 16, 2003 in 70-9751 (Sixty-third); A-2(e) to Rule 24 Certificate dated June 27, 2003 in 70-9751 (Sixty-fourth); A-2(f) to Rule 24 Certificate dated July 11, 2003 in 70-9751 (Sixty-fifth); A-2(g) to Rule 24 Certificate dated July 28, 2003 in 70-9751 (Sixty-sixth); A-3(i) to Rule 24 Certificate dated November 4, 2004 in 70-10158 (Sixty-seventh); A-3(ii) to Rule 24 Certificate dated November 23, 2004 in 70-10158 (Sixty-eighth); A-3(iii) to Rule 24 Certificate dated February 16, 2005 in 70-10158 (Sixty-ninth); A-3(iv) to Rule 24 Certificate dated June 2, 2005 in 70-10158 (Seventieth); A-3(v) to Rule 24 Certificate dated July 21, 2005 in 70-10158 (Seventy-first); A-3(vi) to Rule 24 Certificate dated October 7, 2005 in 70-10158 (Seventy-second); A-3(vii) to Rule 24 Certificate dated December 19, 2005 in 70-10158 (Seventy-third); 4(a) to Form 10-Q for the quarter ended March 31, 2006 in 1-27031 (Seventy-fourth); 4(iv) to Form 8-K15D5 dated January 7, 2008 in 333-148557 (Seventy-fifth); 4(a) to Form 10-Q for the quarter ended June 30, 2008 in 333-148557 (Seventy-sixth); and 4(a) to Form 10-Q for the quarter ended September 30, 2009 in 0-20371 (Seventy-seventh); 4.07 to Form 8-K dated October 1, 2010 in 0-20371 (Seventy-eighth); 4(c) to Form 8-K dated October 12, 2010 in 0-20371 (Seventy-ninth); and 4(f) to Form 8-K dated October 12, 2010 in 0-20371 (Eightieth)).

*4.06
Mortgage and Deed of Trust of Entergy Louisiana, LLC, dated as of April 1, 1944, as amended by sixty-seven Supplemental Indentures (7(d) in 2-5317 (Mortgage); 7(b) in 2-7408 (First); 7(c) in 2-8636 (Second); 4(b)-3 in 2-10412 (Third); 4(b)-4 in 2-12264 (Fourth); 2(b)-5 in 2-12936 (Fifth); D in 70-3862 (Sixth); 2(b)-7 in 2-22340 (Seventh); 2(c) in 2-24429 (Eighth); 4(c)-9 in 2-25801 (Ninth); 4(c)-10 in 2-26911 (Tenth); 2(c) in 2-28123 (Eleventh); 2(c) in 2-34659 (Twelfth); C to Rule 24 Certificate in 70-4793 (Thirteenth); 2(b)-2 in 2-38378 (Fourteenth); 2(b)-2 in 2-39437 (Fifteenth); 2(b)-2 in 2-42523 (Sixteenth); C to Rule 24 Certificate in 70-5242 (Seventeenth); C to Rule 24 Certificate in 70-5330 (Eighteenth); C-1 to Rule 24 Certificate in 70-5449 (Nineteenth); C-1 to Rule 24 Certificate in 70-5550 (Twentieth); A-6(a) to Rule 24 Certificate in 70-5598 (Twenty-first); C-1 to Rule 24 Certificate in 70-5711 (Twenty-second); C-1 to Rule 24 Certificate in 70-5919 (Twenty-third); C-1 to Rule 24 Certificate in 70-6102 (Twenty-fourth); C-1 to Rule 24 Certificate in 70-6169 (Twenty-fifth); C-1 to Rule 24 Certificate in 70-6278 (Twenty-sixth); C-1 to Rule 24 Certificate in 70-6355 (Twenty-seventh); C-1 to Rule 24 Certificate in 70-6508 (Twenty-eighth); C-1 to Rule 24 Certificate in 70-6556 (Twenty-ninth); C-1 to Rule 24 Certificate in 70-6635 (Thirtieth); C-1 to Rule 24 Certificate in 70-6834 (Thirty-first); C-1 to Rule 24 Certificate in 70-6886 (Thirty-second); C-1 to Rule 24 Certificate in 70-6993 (Thirty-third); C-2 to Rule 24 Certificate in 70-6993 (Thirty-fourth); C-3 to Rule 24 Certificate in 70-6993 (Thirty-fifth); A-2(a) to Rule 24 Certificate in 70-7166 (Thirty-sixth); A-2(a) in 70-7226 (Thirty-seventh); C-1 to Rule 24 Certificate in 70-7270 (Thirty-eighth); 4(a) to Quarterly Report on Form 10-Q for the quarter ended June 30, 1988 in 1-8474 (Thirty-ninth); A-2(b) to Rule 24 Certificate in 70-7553 (Fortieth); A-2(d) to Rule 24 Certificate in 70-7553 (Forty-first); A-3(a) to Rule 24 Certificate in 70-7822 (Forty-second); A-3(b) to Rule 24 Certificate in 70-7822 (Forty-third); A-2(b) to Rule 24 Certificate in 70-7822 (Forty-fourth); A-3(c) to Rule 24 Certificate in 70-7822 (Forty-fifth); A-2(c) to Rule 24 Certificate dated April 7, 1993 in 70-7822 (Forty-sixth); A-3(d) to Rule 24 Certificate dated June 4, 1993 in 70-7822 (Forth-seventh); A-3(e) to Rule 24 Certificate dated December 21, 1993 in 70-7822 (Forty-eighth); A-3(f) to Rule 24 Certificate dated August 1, 1994 in 70-7822 (Forty-ninth); A-4(c) to Rule 24 Certificate dated September 28, 1994 in 70-7653 (Fiftieth); A-2(a) to Rule 24 Certificate dated April 4, 1996 in 70-8487 (Fifty-first); A-2(a) to Rule 24 Certificate dated April 3, 1998 in 70-9141 (Fifty-second); A-2(b) to Rule 24 Certificate dated April 9, 1999 in 70-9141 (Fifty-third); A-3(a) to Rule 24 Certificate dated July 6, 1999 in 70-9141 (Fifty-fourth); A-2(c) to Rule 24 Certificate dated June 2, 2000 in 70-9141 (Fifty-fifth); A-2(d) to Rule 24 Certificate dated April 4, 2002 in 70-9141 (Fifty-sixth); A-3(a) to Rule 24 Certificate dated March 30, 2004 in 70-10086 (Fifty-seventh); A-3(b) to Rule 24 Certificate dated October 15, 2004 in 70-10086 (Fifty-eighth); A-3(c) to Rule 24 Certificate dated October 26, 2004 in 70-10086 (Fifty-ninth); A-3(d) to Rule 24 Certificate dated May 18, 2005 in 70-10086 (Sixtieth); A-3(e) to Rule 24 Certificate dated August 25, 2005 in 70-10086 (Sixty-first); A-3(f) to Rule 24 Certificate dated October 31, 2005 in 70-10086 (Sixty-second); B-4(i) to Rule 24 Certificate dated January 10, 2006 in 70-10324 (Sixty-third); B-4(ii) to Rule 24 Certificate dated January 10, 2006 in 70-10324 (Sixty-fourth); 4(a) to Form 10-Q for the quarter ended September 30, 2008 in 1-32718 (Sixty-fifth); 4(3)1 to Form 10-K for the year ended December 31, 2009 in 1-32718 (Sixty-sixth); 4(a) to Form 10-Q for the quarter ended March 31, 2010 in 1-32718 (Sixty-seventh); 4.08 to Form 8-K dated September 24, 2010 in 1-32718 (Sixty-eighth); 4(c) to Form 8-K dated October 12, 2010 in 1-32718 (Sixty-ninth); 4.08 to Form 8-K dated November 23, 2010 in 1-32718 (Seventieth); 4.08 to Form 8-K dated March 24, 2011 in 1-32718 (Seventy-first); 4(a) to Form 10-Q for the quarter ended June 30, 2011 in 1-32718 (Seventy-second); 4.08 to Form 8-K dated December 15, 2011 in 1-32718 (Seventy-third); 4.08 to Form 8-K dated January 12, 2012 in 1-32718 (Seventy-fourth); and 4.08 to Form 8-K dated July 3, 2012 in 1-32718 (Seventy-fifth)).

*4.07
Mortgage and Deed of Trust of Entergy Mississippi, Inc., dated as of February 1, 1988, as amended by twenty-seven Supplemental Indentures (A-2(a)-2 to Rule 24 Certificate in 70-7461 (Mortgage); A-2(b)-2 in 70-7461 (First); A-5(b) to Rule 24 Certificate in 70-7419 (Second); A-4(b) to Rule 24 Certificate in 70-7554 (Third); A-1(b)-1 to Rule 24 Certificate in 70-7737 (Fourth); A-2(b) to Rule 24 Certificate dated November 24, 1992 in 70-7914 (Fifth); A-2(e) to Rule 24 Certificate dated January 22, 1993 in 70-7914 (Sixth); A-2(g) to Form U-1 in 70-7914 (Seventh); A-2(i) to Rule 24 Certificate dated November 10, 1993 in 70-7914 (Eighth); A-2(j) to Rule 24 Certificate dated July 22, 1994 in 70-7914 (Ninth); (A-2(l) to Rule 24 Certificate dated April 21, 1995 in 70-7914 (Tenth); A-2(a) to Rule 24 Certificate dated June 27, 1997 in 70-8719 (Eleventh); A-2(b) to Rule 24 Certificate dated April 16, 1998 in 70-8719 (Twelfth); A-2(c) to Rule 24 Certificate dated May 12, 1999 in 70-8719 (Thirteenth); A-3(a) to Rule 24 Certificate dated June 8, 1999 in 70-8719 (Fourteenth); A-2(d) to Rule 24 Certificate dated February 24, 2000 in 70-8719 (Fifteenth); A-2(a) to Rule 24 Certificate dated February 9, 2001 in 70-9757 (Sixteenth); A-2(b) to Rule 24 Certificate dated October 31, 2002 in 70-9757 (Seventeenth); A-2(c) to Rule 24 Certificate dated December 2, 2002 in 70-9757 (Eighteenth); A-2(d) to Rule 24 Certificate dated February 6, 2003 in 70-9757 (Nineteenth); A-2(e) to Rule 24 Certificate dated April 4, 2003 in 70-9757 (Twentieth); A-2(f) to Rule 24 Certificate dated June 6, 2003 in 70-9757 (Twenty-first); A-3(a) to Rule 24 Certificate dated April 8, 2004 in 70-10157 (Twenty-second); A-3(b) to Rule 24 Certificate dated April 29, 2004 in 70-10157 (Twenty-third); A-3(c) to Rule 24 Certificate dated October 4, 2004 in 70-10157 (Twenty-fourth); A-3(d) to Rule 24 Certificate dated January 27, 2006 in 70-10157 (Twenty-fifth); 4(b) to Form 10-Q for the quarter ended June 30, 2009 in 1-31508 (Twenty-sixth); 4(b) to Form 10-Q for the quarter ended March 31, 2010 in 1-31508 (Twenty-seventh); 4.38 to Form 8-K dated April 15, 2011 in 1-31508 (Twenty-eighth); and 4.38 to Form 8-K dated May 13, 2011 in 1-31508 (Twenty-ninth)).

*4.08
Mortgage and Deed of Trust of Entergy New Orleans, Inc., dated as of May 1, 1987, as amended by fifteen Supplemental Indentures (A-2(c) to Rule 24 Certificate in 70-7350 (Mortgage); A-5(b) to Rule 24 Certificate in 70-7350 (First); A-4(b) to Rule 24 Certificate in 70-7448 (Second); 4(f)4 to Form 10-K for the year ended December 31, 1992 in 0-5807 (Third); 4(a) to Form 10-Q for the quarter ended September 30, 1993 in 0-5807 (Fourth); 4(a) to Form 8-K dated April 26, 1995 in 0-5807 (Fifth); 4(a) to Form 8-K dated March 22, 1996 in 0-5807 (Sixth); 4(b) to Form 10-Q for the quarter ended June 30, 1998 in 0-5807 (Seventh); 4(d) to Form 10-Q for the quarter ended June 30, 2000 in 0-5807 (Eighth); C-5(a) to Form U5S for the year ended December 31, 2000 (Ninth); 4(b) to Form 10-Q for the quarter ended September 30, 2002 in 0-5807 (Tenth); 4(k) to Form 10-Q for the quarter ended June 30, 2003 in 0-5807 (Eleventh); 4(a) to Form 10-Q for the quarter ended September 30, 2004 in 0-5807 (Twelfth); 4(b) to Form 10-Q for the quarter ended September 30, 2004 in 0-5807 (Thirteenth); 4(e) to Form 10-Q for the quarter ended June 30, 2005 in 0-5807 (Fourteenth); and 4.02 to Form 8-K dated November 23, 2010 in 0-5807 (Fifteenth)).

*4.09
Indenture, Deed of Trust and Security Agreement of Entergy Texas, Inc., dated as of October 1, 2008 (Filed as Exhibit 4(h)2 to Entergy Texas, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2008 in File No. 0-53134).

*4.10
Officer’s Certificate No. 1-B-1 dated January 27, 2009, supplemental to Indenture, Deed of Trust and Security Agreement of Entergy Texas, Inc. (Filed as Exhibit 4(h)3 to Entergy Texas, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2008 in File No. 0-53134).

*4.11
Officer’s Certificate No. 3-B-2 dated May 14, 2009, supplemental to Indenture, Deed of Trust and Security Agreement of Entergy Texas, Inc. (Filed as Exhibit 4(a) to Entergy Texas, Inc.’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2009 in File No. 1-34360).

*4.12
Officer’s Certificate No. 3-B-3 dated May 18, 2010, supplemental to Indenture, Deed of Trust and Security Agreement of Entergy Texas, Inc. (Filed as Exhibit 4(a) to Entergy Texas, Inc.’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2010 in File No. 1-34360).

*4.12(a)
Officer’s Certificate No. 5-B-4 dated September 7, 2011, supplemental to Indenture, Deed of Trust and Security agreement of Entergy Texas, Inc. (Filed as Exhibit 4.40 to Entergy Texas, Inc.’s Current Report on Form 8-K dated September 13, 2011 in File No. 1-34360).

*4.13
Mortgage and Deed of Trust of System Energy Resources, Inc., dated as of June 15, 1977, as amended by twenty-three Supplemental Indentures (A-1 in 70-5890 (Mortgage); B and C to Rule 24 Certificate in 70-5890 (First); B to Rule 24 Certificate in 70-6259 (Second); 20(a)-5 to Form 10-Q for the quarter ended June 30, 1981 in 1-3517 (Third); A-1(e)-1 to Rule 24 Certificate in 70-6985 (Fourth); B to Rule 24 Certificate in 70-E-47021 (Fifth); B to Rule 24 Certificate in 70-7021 (Sixth); A-3(b) to Rule 24 Certificate in 70-7026 (Seventh); A-3(b) to Rule 24 Certificate in 70-7158 (Eighth); B to Rule 24 Certificate in 70-7123 (Ninth); B-1 to Rule 24 Certificate in 70-7272 (Tenth); B-2 to Rule 24 Certificate in 70-7272 (Eleventh); B-3 to Rule 24 Certificate in 70-7272 (Twelfth); B-1 to Rule 24 Certificate in 70-7382 (Thirteenth); B-2 to Rule 24 Certificate in 70-7382 (Fourteenth); A-2(c) to Rule 24 Certificate in 70-7946 (Fifteenth); A-2(c) to Rule 24 Certificate in 70-7946 (Sixteenth); A-2(d) to Rule 24 Certificate in 70-7946 (Seventeenth); A-2(e) to Rule 24 Certificate dated May 4, 1993 in 70-7946 (Eighteenth); A-2(g) to Rule 24 Certificate dated May 6, 1994 in 70-7946 (Nineteenth); A-2(a)(1) to Rule 24 Certificate dated August 8, 1996 in 70-8511 (Twentieth); A-2(a)(2) to Rule 24 Certificate dated August 8, 1996 in 70-8511 (Twenty-first); A-2(a) to Rule 24 Certificate filed October 4, 2002 in 70-9753 (Twenty-second); and 4(b) to Form 10-Q for the quarter ended September 30, 2007 in 1-9067 (Twenty-third)).

*4.14	Availability Agreement, dated June 21, 1974, among System Energy and certain other System companies (filed as Exhibit B to Rule 24 Certificate dated June 24, 1974 in 70-5399).
*4.15	First Amendment to Availability Agreement, dated as of June 30, 1977 (filed as Exhibit B to Rule 24 Certificate dated June 24, 1977 in 70-5399).
*4.16	Second Amendment to Availability Agreement, dated as of June 15, 1981 (filed as Exhibit E to Rule 24 Certificate dated July 1, 1981 in 70-6592).
*4.17	Third Amendment to Availability Agreement, dated as of June 28, 1984 (filed as Exhibit B-13(a) to Rule 24 Certificate dated July 6, 1984 in 70-6985).
*4.18	Fourth Amendment to Availability Agreement, dated as of June 1, 1989 (filed as Exhibit A to Rule 24 Certificate dated June 8, 1989 in 70-5399).
*4.19
Thirty-fifth Assignment of Availability Agreement, Consent and Agreement, dated as of December 22, 2003, among System Energy Resources, Inc., Entergy Arkansas, Inc., Entergy Louisiana, LLC, Entergy Mississippi, Inc., and Entergy New Orleans, Inc., and Union Bank of California, N.A. (filed as Exhibit 10(a)25 to System Energy Resources, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2003 in 1-11299).

*4.20
First Amendment to Thirty-fifth Assignment of Availability Agreement, Consent and Agreement, dated as of December 17, 2004, among System Energy Resources, Inc., Entergy Arkansas, Inc., Entergy Louisiana, LLC, Entergy Mississippi, Inc., and Entergy New Orleans, Inc., and Union Bank of California, N.A. (filed as Exhibit 10(a)24 to System Energy Resources, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2004 in 1-11299).

*4.21
Thirty-sixth Assignment of Availability Agreement, Consent and Agreement, dated as of September 1, 2007, among System Energy Resources, Inc., Entergy Arkansas, Inc., Entergy Louisiana, LLC, Entergy Mississippi, Inc., and Entergy New Orleans, Inc., and The Bank of New York Mellon and Douglas J. MacInnes, as trustees (filed as Exhibit 10(a)24 to System Energy Resources, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2007 in 1-11299).

*4.22	Form of Assignment of Availability Agreement, Consent and Agreement (filed as Exhibit 4.11 to System Energy Resources, Inc.’s Registration Statement on Form S-3, Registration No. 333-156718).
*4.23	Capital Funds Agreement, dated June 21, 1974, between Entergy Corporation and System Energy Resources, Inc. (filed as Exhibit C to Rule 24 Certificate dated June 24, 1974 in 70-5399).
*4.24
First Amendment to Capital Funds Agreement, dated as of June 1, 1989, between Entergy Corporation and System Energy Resources, Inc. (filed as Exhibit B to Rule 24 Certificate dated June 8, 1989 in 70-5399).

*4.25
Thirty-fifth Supplementary Capital Funds Agreement and Assignment, dated as of December 22, 2003, among Entergy Corporation, System Energy Resources, Inc., and Union Bank of California, N.A (filed as Exhibit 10(a)38 to System Energy Resources, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2003 in 1-11299).

*4.26
Thirty-sixth Supplementary Capital Funds Agreement and Assignment, dated as of September 1, 2007, among Entergy Corporation, System Energy Resources, Inc., and The Bank of New York Mellon and Douglas J. MacInnes, as Trustees (filed as Exhibit 10(a)36 to System Energy Resources, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2007 in 1-11299).

*4.27
First Amendment to Supplementary Capital Funds Agreements and Assignments, dated as of June 1, 1989, by and between Entergy Corporation, System Energy Resources, Inc., Deposit Guaranty National Bank, United States Trust Company of New York and Gerard F. Ganey (filed as Exhibit C to Rule 24 Certificate dated June 8, 1989 in 70-7026).

*4.28
First Amendment to Supplementary Capital Funds Agreements and Assignments, dated as of June 1, 1989, by and between Entergy Corporation, System Energy Resources, Inc., United States Trust Company of New York and Gerard F. Ganey (filed as Exhibit C to Rule 24 Certificate dated June 8, 1989 in 70-7123).

*4.29
First Amendment to Supplementary Capital Funds Agreement and Assignment, dated as of June 1, 1989, by and between Entergy Corporation, System Energy Resources, Inc. and Chemical Bank (filed as Exhibit C to Rule 24 Certificate dated June 8, 1989 in 70-7561).

*4.30	Form of Supplementary Capital Funds Agreement and Assignment (filed as Exhibit 4.19 to System Energy Resources, Inc.’s Registration Statement on Form S-3, Registration No. 333-156718).
*4.34	Form of officer’s certificate establishing the terms of one or more series of Entergy Corporation debt securities.
*4.35	Form of Supplemental Indenture relating to the Entergy Arkansas, Inc. first mortgage bonds.
*4.36	Form of Supplemental Indenture relating to the Entergy Gulf States Louisiana, L.L.C. first mortgage bonds.
*4.37	Form of Supplemental Indenture relating to the Entergy Louisiana, LLC first mortgage bonds.
*4.38
Form of Supplemental Indenture relating to the Entergy Mississippi, Inc. first mortgage bonds (filed as Exhibit 4.02 to Entergy Mississippi, Inc.’s Registration Statement on Form S-3, Registration No. 333-159164).

*4.39
Form of Supplemental Indenture relating to the Entergy New Orleans, Inc. first mortgage bonds (filed as Exhibit 4.02 to Entergy New Orleans, Inc.’s Registration Statement on Form S-3, Registration No. 333-155584).

*4.40
Form of officer’s certificate establishing the terms of one or more series of Entergy Texas, Inc. first mortgage bonds (filed as Exhibit 4.02 to Entergy Texas, Inc.’s Registration Statement on Form S-3, Registration No. 333-153442).

*4.41
Form of Supplemental Indenture relating to the System Energy Resources, Inc. first mortgage bonds (filed as Exhibit 4.02 to System Energy Resources, Inc.’s Registration Statement on Form S-3, Registration Number 333-156718).

4.42	Form of Twenty-fourth Supplemental Indenture relating to the System Energy Resources, Inc. first mortgage bonds.
*5.01	Opinion of Morgan, Lewis & Bockius LLP with respect to the Entergy Corporation debt securities.
*5.02	Opinion of Morgan, Lewis & Bockius LLP with respect to the Entergy Arkansas, Inc. first mortgage bonds.
*5.03	Opinion of Friday, Eldredge & Clark, LLP with respect to the Entergy Arkansas, Inc. first mortgage bonds.
*5.04	Opinion of Morgan, Lewis & Bockius LLP with respect to the Entergy Gulf States Louisiana, L.L.C. first mortgage bonds.
*5.05	Opinion of Dawn Abuso, Esq., Senior Counsel-Corporate and Securities of Entergy Services, Inc., with respect to the Entergy Gulf States Louisiana, L.L.C. first mortgage bonds.
*5.06	Opinion of Morgan, Lewis & Bockius LLP with respect to the Entergy Louisiana, LLC first mortgage bonds.
*5.07	Opinion of Dawn Abuso, Esq., Senior Counsel-Corporate and Securities of Entergy Services, Inc., with respect to the Entergy Louisiana, LLC first mortgage bonds.
*5.08	Opinion of Clark, Thomas & Winters, a Professional Corporation, with respect to the Entergy Louisiana, LLC first mortgage bonds.
*5.09	Opinion of Morgan, Lewis & Bockius LLP with respect to the Entergy Mississippi, Inc. first mortgage bonds.
*5.10	Opinion of Wise Carter Child & Caraway, Professional Association, with respect to the Entergy Mississippi, Inc. first mortgage bonds.
*5.11	Opinion of Morgan, Lewis & Bockius LLP with respect to the Entergy New Orleans, Inc. first mortgage bonds.
*5.12	Opinion of Dawn Abuso, Esq., Senior Counsel-Corporate and Securities of Entergy Services, Inc., with respect to the Entergy New Orleans, Inc. first mortgage bonds.
*5.13	Opinion of Morgan, Lewis & Bockius LLP with respect to the Entergy Texas, Inc. first mortgage bonds.
*5.14	Opinion of Clark, Thomas & Winters, a Professional Corporation, with respect to the Entergy Texas, Inc. first mortgage bonds.
*5.15	Opinion of Morgan, Lewis & Bockius LLP with respect to the System Energy Resources, Inc. first mortgage bonds.
*5.16	Opinion of Wise Carter Child & Caraway, Professional Association, with respect to the System Energy Resources, Inc. first mortgage bonds.
*5.17	Opinion of Friday, Eldredge & Clark, LLP with respect to the System Energy Resources, Inc. first mortgage bonds.
*12.01	Statement re: Computation of Ratio of Earnings to Fixed Charges of Entergy Corporation.
*12.02
Statement re: Computation of Ratio of Earnings to Fixed Charges of Entergy Arkansas, Inc. (filed as Exhibit 12(a) to Entergy Arkansas, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2010).

*12.03
Statement re: Computation of Ratio of Earnings to Fixed Charges of Entergy Gulf States Louisiana, L.L.C. (filed as Exhibit 12(b) to Entergy Gulf States Louisiana, L.L.C.’s Annual Report on Form 10-K for the year ended December 31, 2010).

*12.04
Statement re: Computation of Ratio of Earnings to Fixed Charges of Entergy Louisiana, LLC (filed as Exhibit 12(c) to Entergy Louisiana, LLC’s Annual Report on Form 10-K for the year ended December 31, 2010).

*12.05
Statement re: Computation of Ratio of Earnings to Fixed Charges of Entergy Mississippi, Inc. (filed as Exhibit 12(d) to Entergy Mississippi, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2010).

*12.06
Statement re: Computation of Ratio of Earnings to Fixed Charges of Entergy New Orleans, Inc. (filed as Exhibit 12(e) to Entergy New Orleans, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2010).

*12.07
Statement re: Computation of Ratio of Earnings to Fixed Charges of Entergy Texas, Inc. (filed as Exhibit 12(f) to Entergy Texas, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2010).

*12.08
Statement re: Computation of Ratio of Earnings to Fixed Charges of System Energy Resources, Inc. (filed as Exhibit 12(g) to System Energy Resources, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2010).

*23.01
Consent of Deloitte & Touche LLP with respect to Entergy Corporation, Entergy Arkansas, Inc., Entergy Gulf States Louisiana, L.L.C. and Entergy Louisiana, LLC (included in the Annual Reports on Form 10-K for the year ended December 31, 2010 of Entergy Corporation, Entergy Arkansas, Inc., Entergy Gulf States Louisiana, L.L.C. and Entergy Louisiana, LLC, respectively).

*23.02	Consent of Deloitte & Touche LLP with respect to Entergy Mississippi, Inc., Entergy New Orleans, Inc., Entergy Texas, Inc. and System Energy Resources, Inc.
*23.03	Consent of Morgan, Lewis & Bockius LLP with respect to its Opinion relating to the Entergy Corporation debt securities.
*23.04	Consent of Morgan, Lewis & Bockius LLP with respect to its Opinion relating to the Entergy Arkansas, Inc. first mortgage bonds.
*23.05	Consent of Friday, Eldredge & Clark, LLP with respect to its Opinion relating to the Entergy Arkansas, Inc. first mortgage bonds.
*23.06	Consent of Morgan, Lewis & Bockius LLP with respect to its Opinion relating to the Entergy Gulf States Louisiana, L.L.C. first mortgage bonds.
*23.07	Consent of Dawn Abuso, Esq., Senior Counsel-Corporate & Securities of Entergy Services, Inc., with respect to her Opinion relating to the Entergy Gulf States Louisiana, L.L.C. first mortgage bonds.
*23.08	Consent of Morgan, Lewis & Bockius LLP with respect to its Opinion relating to the Entergy Louisiana, LLC first mortgage bonds.
*23.09	Consent of Dawn Abuso, Esq., Senior Counsel-Corporate & Securities of Entergy Services, Inc., with respect to her Opinion relating to the Entergy Louisiana, LLC first mortgage bonds.
*23.10	Consent of Clark, Thomas & Winters, a Professional Corporation, with respect to the Entergy Louisiana, LLC first mortgage bonds.
*23.11	Consent of Morgan, Lewis & Bockius LLP with respect to its Opinion relating to the Entergy Mississippi, Inc. first mortgage bonds.
*23.12	Consent of Wise Carter Child & Caraway, Professional Association, with respect to its Opinion relating to the Entergy Mississippi, Inc. first mortgage bonds.
*23.13	Consent of Morgan, Lewis & Bockius LLP with respect to its Opinion relating to the Entergy New Orleans, Inc. first mortgage bonds.
*23.14	Consent of Dawn Abuso, Esq., Senior Counsel-Corporate & Securities of Entergy Services, Inc., with respect to her Opinion relating to the Entergy New Orleans, Inc. first mortgage bonds.
*23.15	Consent of Morgan, Lewis & Bockius LLP with respect to its Opinion relating to the Entergy Texas, Inc. first mortgage bonds.
*23.16	Consent of Clark, Thomas & Winters, a Professional Corporation, with respect to its Opinion relating to the Entergy Texas, Inc. first mortgage bonds.
*23.17	Consent of Morgan, Lewis & Bockius LLP with respect to its Opinion relating to the System Energy Resources, Inc. first mortgage bonds.
*23.18	Consent of Wise Carter Child & Caraway, Professional Association, with respect to its Opinion relating to the System Energy Resources, Inc. first mortgage bonds.
*23.19	Consent of Friday, Eldredge & Clark, LLP with respect to its Opinion relating to the System Energy Resources, Inc. first mortgage bonds.
*24.01	Power of Attorney with respect to directors and officers signing the registration statement on behalf of Entergy Corporation.
*24.02	Power of Attorney of certain officers and directors of Entergy Arkansas, Inc.
*24.03	Power of Attorney of certain officers and directors of Entergy Gulf States Louisiana, L.L.C.
*24.04	Power of Attorney of certain officers and directors of Entergy Louisiana, LLC.
*24.05	Power of Attorney of certain officers and directors of Entergy Mississippi, Inc.
*24.06	Power of Attorney of certain officers and directors of Entergy New Orleans, Inc.
*24.07	Power of Attorney of certain officers and directors of Entergy Texas, Inc.
*24.08	Power of Attorney of certain officers and directors of System Energy Resources, Inc.
*25.01	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Wells Fargo Bank, National Association, as Trustee in respect of the debt securities of Entergy Corporation.
*25.02	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Deutsche Bank Trust Company Americas, as Corporate Trustee in respect of the first mortgage bonds of Entergy Arkansas, Inc.
*25.03
Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of The Bank of New York Mellon Trust Company, N.A., as Co-Trustee in respect of the first mortgage bonds of Entergy Arkansas, Inc.

*25.04	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of The Bank of New York Mellon, as Trustee in respect of the first mortgage bonds of Entergy Gulf States Louisiana, L.L.C.
*25.05	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of The Bank of New York Mellon, as Trustee in respect of the first mortgage bonds of Entergy Louisiana, LLC.
*25.06	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of The Bank of New York Mellon, as Trustee in respect of the first mortgage bonds of Entergy Mississippi, Inc.
*25.07	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of The Bank of New York Mellon, as Trustee in respect of the first mortgage bonds of Entergy New Orleans, Inc.
*25.08	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of The Bank of New York Mellon, as Trustee in respect of the first mortgage bonds of Entergy Texas, Inc.
*25.09	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of The Bank of New York Mellon, as Trustee in respect of the first mortgage bonds of System Energy Resources, Inc.

___________________
*	Previously filed.